Exhibit 23.1






                        CONSENT OF INDEPENDENT AUDITORS




We consent to the use of our report, dated May 22, 2001, on the financial statements of the Lakeland Financial Corporation 401(k) Plan which is included in this Annual Report on Form 11-K for the year ended December 31, 2000, and incorporated by reference in Lakeland Financial Corporation's Registration Statement on Form S-8.

                                              /s/Crowe, Chizek and Company LLP
                                              Crowe, Chizek and Company LLP


South Bend, Indiana
June 28, 2001